Exhibit 10.17

[English Translation]

BWE
BANK WSPÓŁPRACY EUROPEJSKIEJ S.A.

AGREEMENT FOR TAKING OVER A DEBT AND ACCESSION INTO A LOAN DEBT

Concluded in Krzyzanów on 23 December 2008 by and between Bank Wspólpracy Europejskiej Spólka Akcyjna with its registered office at ul. Sudecka 95/97, 53-128 Wroclaw, entered in the Register of Businesses of the National Court Register maintained by the District Court for Wroclaw-Fabryczna, the 6th Business Department of the National Court Register with the number KRS 0000005245, represented by:

1)	Blazej Kochanski – Management Board Member

2)	Robert Leszczewicz – Management Board Member hereinafter called “the Bank”

and

I.

“FASHION SERVICE" Spólka z ograniczona odpowiedzialnoscia with its registered office at ul. Garbary 57, 61-758 Poznan, Regon 300712607, NIP (Tax Identification Number) 778-14-50-551, entered in the Register of Businesses of the National Court Register in Poznan, the 21st Business Department of the National Court Register with the number KRS 0000294354, represented by:
Miroslaw Kranik – Chairman of the Management Board

hereinafter called “the Entity Taking Over the Debt” and

II.

“SUNSET SUITS" Spólka Akcyjna with its registered office at ul. Garbary 57, 61-758 Poznan, Regon 300388584, NIP (Tax Identification Number) 778-143-92-59, entered in the Register of Businesses of the National Court Register in Poznan, the 21st Business Department of the National Court Register with the number KRS 0000265620, represented by:
Miroslaw Kranik – Chairman of the Management Board

hereinafter called “the Entity Acceding into the Debt”.

The Parties have agreed as follows:

§1.

The Bank declares that the Borrower – Miroslaw Kranik, domiciled at ul. Garbary 57/1, 61-758 Poznan, PESEL statistical number 54052510257, conducting business activity under the trade name “Sunset Suits, Men’s Fashion – Moda Meska” Miroslaw Kranik with its registered office at ul. Garbary 57, 61-758 Poznan, entered in the register maintained by the Municipal Office in Poznan with the number 15097/94/S, Regon 008223478, NIP (Tax Identification Number) 785-004-14-54, hereinafter called “the Original Borrower", as at 23 December 2008 is the Bank's debtor under the agreements mentioned below, and is obliged to pay the following amounts to the Bank:

1. Preferential investment loan agreement no. 13001049-18555-039-1997 dated 30.12.1997 amended by the following annexes: no. 01/98 dated 25.03.1998, no. 02/98 dated 31.03.1998, no. 03/98 dated 31.03.1998, no. 04/98 dated 21.05.1998, no. 05/98 dated 15.06.1998, no. 06/98 dated 17.07.1998, no. 07/98 dated 29.10.1998, no. 08/98 dated 10.12.1998, no. 09/99 dated 21.01.1999, no. 10/99 dated 29.11.1999, no. 11/2000 dated 06.03.2000, no. 12/2000 dated 03.07.2000, no. 13/2000 dated 01.09.2000, no. 14/2001 dated 01.03.2001, no. 1/2002 dated 28.01.2002, no. 2 dated 31.01.2006, no. 3/2006 dated 30.06.2006 – out of which arises the liability in the amount of:

USD 102,639.83, including:
Principal:	USD	95,711.93
Overdue principal:	USD	3,944.00
Accrued interest:	USD	910.20
Penalty interest:	USD	7.05
Accrued interest whose repayment has been suspended:	USD	1,599.27
Penalty interest whose repayment has been suspended:	USD	466.95

2. Investment loan agreement no. 13001049-18555-037-1998 dated 04.12.1998 amended by the following annexes: no. 1/2001 dated 13.07.2001, no. 2/2002 dated 28.01.2002, no. 3 dated 31.01.2006, no. 4/2006 dated 30.06.2006 - out of which arises the liability in the amount of:

PLN 3,342,357.50, including:
Principal:	PLN	3,094,284.15
Overdue principal:	PLN	127,770.00
Accrued interest:	PLN	52,736.22
Penalty interest:	PLN	722.28
Accrued interest whose repayment has been suspended:	PLN	51,738.68
Penalty interest whose repayment has been suspended:	PLN	15,106.17

3. Special purpose working capital loan agreement no. 13001049-18555-18-2000 dated 11.10.2000 amended by the following annexes: no. 1/2001 dated 13.07.2001, no. 2/2002 dated 28.01.2002, no. 3 dated 31.01. 2006, no. 4/2006 dated 30.06.2006 - out of which arises the liability in the amount of USD 419,054.68, including:

Principal:	USD	390,072.53
Overdue principal:	USD	16,816.64
Accrued interest:	USD	3,709.54
Penalty interest:	USD	34.47
Accrued interest whose repayment has been suspended:	USD	6,518.34
Penalty interest whose repayment has been suspended:	USD	1,903.16

§2.

The Entity Taking Over the Debt - “FASHION SERVICE" Spólka z ograniczona odpowiedzialnoscia with its registered office at ul. Garbary 57, 61-758 Poznan, shall take over all debts of the Original Borrower described in §1 in clauses 1, 2 and 3 above, including interest on each of these debts, and shall be obliged to repay the said debts in accordance with the schedule presented in §6, §7 and §8 hereof. The Bank agrees to the said take-over of these debts and releases the Original Borrower from the liabilities arising from the debts described in §1, clauses 1, 2 and 3 hereof.

§3

1.	The Original Borrower’s consent to the take-over of the debts referred to in §2 is attached hereto.
2.

The declaration of submission to enforcement signed by the Entity Taking Over the Debt under art. 97, clause 1 and 2 of the Banking Law (consolidated text, Journal of Laws no. 72 of 2002 no. 665 as amended), hereinafter called "the Banking Law", is attached hereto.

§4

The Entity Acceding into the Debt – “SUNSET SUITS” Spólka Akcyjna with its registered office at ul. Garbary 57, 61-758 Poznan, shall accede to all the debts of the Original Borrower described in §1 clause 1, 2 and 3 above, including interest on each of these debts, and shall be obliged to repay the said debts jointly and severally with the Entity Taking Over the Debt in accordance with the schedule presented in §6, §7 and §8 hereof. The Bank agrees to the said debt accession.

§5

1.	The declaration of submission to enforcement signed by the Entity Acceding into the Debt under art. 97, clause 1 and 2 of the Banking Law is attached hereto.
2.	The Entity Acceding into the Debt declares that it is familiar with the contents of the loan agreements and the Agreement referred to in §1, clause 1, 2 and 3 hereof and the annexes thereto.

§6

1.

The Parties agree that the Entity Taking Over the Debt shall repay the outstanding principal of each of the debts taken over as described in §1, clause 1, 2 and 3 hereof in the period from 21 December 2008 to 21 January 2012 in monthly instalments payable by the 21st day of each calendar month as follows:

a)

Under the Preference investment loan agreement no. 13001049-18555-039-1997 dated 30.12.1997, amended by the annexes no. 01/98 dated 25.03.1998, no. 02/98 dated 31.03.1998, no. 03/98 dated 31.03.1998, no. 04/98 dated 21.05.1998, no. 05/98 dated 15.06.1998, no. 06/98 dated 17.07.1998, no. 07/98 dated 29.10.1998, no. 08/98 dated 10.12.1998, no. 09/99 dated 21.01.1999, no. 10/99 dated 29.11.1999, no. 11/2000 dated 06.03.2000, no. 12/2000 dated 03.07.2000, no. 13/2000 dated 01.09.2000, no. 14/2001 dated 01.03.2001, annex no. 1/2002 dated 28.01.2002, annex no. 2 dated 31.01.2006 and annex no. 3/2006 dated 30.06.2006

USD 1,972.00 by 23 December 2008;

36 monthly instalments shall be payable in the period from 21 January 2009 to 21 December 2011 in accordance with the following schedule:

USD
instalment no. 1	1,125.00
instalment no. 2	1,134.00
instalment no. 3	1,143.00
instalment no. 4	1,152.00
instalment no. 5	1,161.00
instalment no. 6	1,170.00
instalment no. 7	1,180.00
instalment no. 8	1,189.00
instalment no. 9	1,198.00
instalment no. 10	1,208.00
instalment no. 11	1,218.00
instalment no. 12	1,227.00
instalment no. 13	1,237.00
instalment no. 14	1,247.00
instalment no. 15	1,257.00
instalment no. 16	1,267.00

instalment no. 17	1,277.00
instalment no. 18	1,287.00
instalment no. 19	1,297.00
instalment no. 20	1,307.00
instalment no. 21	1,318.00
instalment no. 22	1,328.00
instalment no. 23	1,339.00
instalment no. 24	1,349.00
instalment no. 25	1,360.00
instalment no. 26	1,371.00
instalment no. 27	1,382.00
instalment no. 28	1,393.00
instalment no. 29	1,404.00
instalment no. 30	1,415.00
instalment no. 31	1,426.00
instalment no. 32	1,438.00
instalment no. 33	1,449.00
instalment no. 34	1,461.00
instalment no. 35	1,472.00
instalment no. 36	1,484.00

The last instalment of USD 51,013.93 shall be payable on 21 January 2012.

b)

Under the Investment loan agreement no. 13001049-18555-037-1998 dated 04.12.1998, amended by annex no. 1/2001, annex no. 2/2002 dated 28.01.2002, annex no. 3 dated 31.01.2006 and annex no. 4/2006 dated 30.06.2006

PLN 63,885.00 by 23 December 2008

36 monthly instalments shall be payable in the period from 21 January 2009 to 21 December 2011 in accordance with the following schedule:

PLN
instalment no. 1	36,368.00
instalment no. 2	36,657.00
instalment no. 3	36,948.00
instalment no. 4	37,241.00
instalment no. 5	37,537.00
instalment no. 6	37,836.00
instalment no. 7	38,136.00
instalment no. 8	38,440.00
instalment no. 9	38,745.00
instalment no. 10	39,053.00
instalment no. 11	39,363.00
instalment no. 12	39,676.00
instalment no. 13	39,991.00
instalment no. 14	40,309.00
instalment no. 15	40,630.00
instalment no. 16	40,953.00
instalment no. 17	41,278.00
instalment no. 18	41,606.00
instalment no. 19	41,937.00

instalment no. 20	42,270.00
instalment no. 21	42,606.00
instalment no. 22	42,945.00
instalment no. 23	43,286.00
instalment no. 24	43,630.00
instalment no. 25	43,977.00
instalment no. 26	44,326.00
instalment no. 27	44,678.00
instalment no. 28	45,033.00
instalment no. 29	45,391.00
instalment no. 30	45,752.00
instalment no. 31	46116.00
instalment no. 32	46,482.00
instalment no. 33	46,852.00
instalment no. 34	47,224.00
instalment no. 35	47,599.00
instalment no. 36	47,977.00

The last instalment of PLN 1,649,321.15 shall be payable on 21 January 2012.
c)

Under the special purpose working capital loan agreement no. 13001049-18555-18- 2000 dated 11.10.2000, amended by annex no. 1/2001, annex no. 2/2002 dated 28 January 2002, annex no. 3 dated 31.01. 2006, and annex no. 4/2006 dated 30.06.2006

USD 8,777.64 by 23 December 2008
36 monthly instalments shall be payable in the period from 21 January 2009 to 21 December 2011 in accordance with the following schedule:

USD
instalment no. 1	4,584.00
instalment no. 2	4,621.00
instalment no. 3	4,658.00
instalment no. 4	4,695.00
instalment no. 5	4,732.00
instalment no. 6	4,769.00
instalment no. 7	4,807.00
instalment no. 8	4,846.00
instalment no. 9	4,884.00
instalment no. 10	4,923.00
instalment no. 11	4,962.00
instalment no. 12	5,001.00
instalment no. 13	5,041.00
instalment no. 14	5,081.00
instalment no. 15	5,122.00
instalment no. 16	5,162.00
instalment no. 17	5,203.00
instalment no. 18	5,245.00
instalment no. 19	5,286.00
instalment no. 20	5,328.00

instalment no. 21	5,371.00
instalment no. 22	5,413.00
instalment no. 23	5,457.00
instalment no. 24	5,500.00
instalment no. 25	5,544.00
instalment no. 26	5,588.00
instalment no. 27	5,632.00
instalment no. 28	5,677.00
instalment no. 29	5,722.00
instalment no. 30	5,767.00
instalment no. 31	5,813.00
instalment no. 32	5,859.00
instalment no. 33	5,906.00
instalment no. 34	5,953.00
instalment no. 35	6,000.00
instalment no. 36	6,048.00
  The last instalment of USD 207,911.53 shall be payable on 21 January 2012.
2.	The interest on the loans (the principal part of debts taken over) is variable and amounts to:

a)

With respect to the Preference Investment Loan Agreement no. 13001049-18555-039- 1997 dated 30.98.1997, amended by the annexes no. 01/98 dated 25.03.1998, no. 02/98 dated 31.03.1998, no. 03/98 dated 31.03.1998, no. 04/98 dated 21.05.1998, no. 05/98 dated 15.06.1998, no. 06/98 dated 17.07.1998, no. 07/98 dated 29.10.1998, no. 08/98 dated 10.12.1998, no. 09/99 dated 21.01.1999, no. 10/99 dated 29.11.1999, no. 11/2000 dated 06.03.2000, no. 12/2000 dated 03.07.2000, no. 13/2000 dated 01.09.2000, no. 14/2001 dated 01.03.2001 , annex no. 1/2002 dated 28.01.2002, annex no. 2 dated 31.01.2006 and annex no. 3/2006 dated 30.06.2006 – the variable LIBOR rate for one-month interbank deposits in USD plus the Bank’s margin of 5.00 percentage points p.a.;

b)

With respect to the Special Purpose Working Capital Loan Agreement no. 13001049- 18555-18-2000 dated 11.10.2000, amended by annex no. 1/2001, annex no. 2/2002 dated 28 January 2002, annex no. 3 dated 31.01. 2006, and annex no. 4/2006 dated 30.06.2006 - the variable LIBOR rate for one-month interbank deposits in USD plus the Bank’s margin of 5.00 percentage points p.a.;

c)

With respect to the Investment Loan Agreement no. 13001049-18555-037-1998 dated 04.12.1998, amended by annex no. 1/2001, annex no. 2/2002 dated 28.01.2002, annex no. 3 dated 31.01.2006 and annex no. 4/2006 dated 30.06.2006 – the variable WIBOR rate for one-month deposits plus the Bank’s margin of 5.00 percentage points p.a.

3.

The interest on the loan (the principal part of debts taken over) shall be calculated at the market rate referred to in clause 2, determined two business days before the date of the interest rate change, plus the margin referred to in clause 2. The interest rate shall be updated on the first business day of a month and shall be valid until the day preceding the date of the subsequent change.

4.	Interest shall be accrued monthly and payable by the 21st day of each consecutive calendar month.

5.	In the case of overdue debt, the Bank shall increase the margin referred to in §6, clause 2, letters a, b and c to 6.00 percentage points p.a.

6.

The Entity Taking Over the Debt, the Entity Acceding into the Debt and the guarantors shall be informed about changes in the interest rate on the loan (the principal part of debts taken over) in the following manner:

	1)	The WIBOR, LIBOR and NBP Lombard loan rates referred to herein are published in nationwide daily newspapers;

	2)	Information on changes in the margin introduced in accordance with the principles set out herein shall be sent by the Bank by registered letter with return receipt.

7.

A change in the interest rate on the loan (the principal part of debt taken over) does not require an annex to this Agreement or notification of persons being the Bank’s debtors with respect to the loan repayment security other than guarantors.

8.	The Entity Taking Over Debt shall make the repayments referred to in clause 1 to the Bank’s account no.:

	a)	In the case of the Preferential Investment Loan Agreement no. 13001049-18555-039- 1997 dated 30.12.1997 as amended:

IBAN PL62 1300 1049 0000 0045 0411 8796

	b)	In the case of the Investment Loan Agreement no. 13001049-18555-037-1998 dated 04.12.1998 as amended:

IBAN PL28 1300 1049 0000 0045 0411 0096

	c)	In the case of the Special Purpose Working Capital Loan Agreement no. 13001049- 18555-18-2000 dated 11.10.2000 as amended:

IBAN PL78 1300 1049 0000 0045 0411 8896

§7

The Parties agree that the accrued interest and penalty interest due to the Bank on all the debts taken over described in §1, clause 1, 2 and 3 hereof, amounting to PLN 53,458.50 and USD 4,661.26 shall be repaid by the Entity Taking Over the Debts by 23 December 2008.

§8

The Parties agree that the accrued interest with suspended repayment and penalty interest with suspended repayment due to the Bank on all the debts taken over described in §1, clause 1, 2 and 3 hereof, amounting to PLN 66,844.85 and USD 10,487.72 shall be repaid by the Entity Taking Over the Debts in accordance with:

  §7 and §8 of the annex no. 2 dated 31.01.2006 to the Preferential Investment Loan Agreement no. 13001049-18555-039-1997 dated 30.12.1997;
  §7 and §8 of the annex no. 3 dated 31.01.2006 to the Investment Loan Agreement no. 13001049-18555-037-1998 dated 04.12.1998;
  §7 and §8 of the annex no. 3 dated 31.01.2006 to the Special Purpose Working Capital Loan Agreement no. 13001049-18555-18-2000 dated 11.10.2000.

§9

1.

The Bank shall charge interest calculated at the variable interest rate applied by the Bank to overdue debt on the principal part of debt taken over, which has not been repaid in time, for the period from the day on which the repayment was due until the day preceding the actual repayment.

2.

The interest on overdue debt is calculated based on 4 times the NBP Lombard loan rate. The interest rate on overdue debt is changed in line with changes in the Lombard loan rate announced by the National Bank of Poland.

§10

1.

The Parties confirm that the Bank has the following security, which shall remain in force after the signing of this Agreement for Taking over the Debt with respect to the loan agreement no. 13001049-18555-039-1997 dated 30.12.1997 as amended, the loan agreement no. 13001049-18555-037-1998 dated 04.12.1998 as amended and the loan agreement no. 13001049-18555-18-2000 dated 11.10.2000 as amended, as well as with respect to the Loan Repayment Agreement dated 31 January 2006 relating to the Framework Agreement no. 13001049-18555-01F-1998 as amended.

a)

Ordinary mortgage in the amount of PLN 2,000,000.00 on a developed property located in Krzyzanów, for which the District Court in Srem maintains land and mortgage register KW no. 31614, and assignment of rights under the property insurance contract for the amount of at least PLN 6,000,000.00 with an authenticated date;

b)

Ordinary mortgage in the amount of PLN 3,000,000.00 on a developed property located in Krzyzanów, for which the District Court in Srem maintains land and mortgage register KW no. 31614, and assignment of rights under the property insurance contract for the amount of at least PLN 6,000,000.00 with an authenticated date;

c)

Ordinary mortgage in the amount of PLN 4,500,000.00 on a developed agricultural property located in Krzyzanów, for which the District Court in Srem maintains land and mortgage register KW no. 25114, shall remain in force based on the statement of Ewelina Ligocka - Kranik made in accordance with art. 525 of the Civil Code, granting consent for further existence of the mortgage, dated 19 December 2008;

d)

Capped mortgage up to the amount of PLN 500,000.00 on a property located in Blocisze, Srem commune, for which the District Court in Srem maintains land and mortgage register KW no. 33327, shall remain in force based on the statement of Ewelina Ligocka – Kranik and Miroslaw Kranik made in accordance with art. 525 of the Civil Code, granting consent for the further existence of the mortgage, dated 19 December 2008;

e)

Capped mortgage up to the amount of PLN 500,000.00 on a property located in Krzyzanów, for which the District Court in Srem maintains land and mortgage register KW no. 29129, shall remain in force based on the statement of Ewelina Ligocka – Kranik and Miroslaw Kranik made in accordance with art. 525 of the Civil Code, granting consent for further existence of the mortgage, dated 19 December 2008;

2.

In connection with the Entity Acceding into the Debt and the Entity Taking Over the Debt increasing their capital by means of a non-cash contribution made by Miroslaw Kranik in the form of assets of SUNSET SUITS Men’s Fashion Moda Meska, new security for repayment of the liabilities under this agreement is established in the form of:

a)

Fiduciary transfer of ownership of machinery and devices to the amount of PLN 958,677.45, which constitute the property of “FASHION SERVICE” Spólka z ograniczona odpowiedzialnoscia and are located in the plants in Krzyzanów, and assignment of rights under the insurance contract with an authenticated date;

b)

Fiduciary transfer of ownership of raw materials, materials, work in progress and goods for resale to the amount of PLN 2,200,000.00, which constitute the property of “FASHION SERVICE” Spólka z ograniczona odpowiedzialnoscia and are located in the plants in Krzyzanów, and assignment of rights under the insurance contract;

c)

Fiduciary transfer of ownership of goods for resale with the value of PLN 6,150,000.00 calculated on the basis of retail prices, which constitute the property of “SUNSET SUITS” Spólka Akcyjna and are kept for sale in the retail outlets of “SUNSET SUITS” Spólka Akcyjna, and the assignment of rights under the insurance contract.

3.

In order to enhance the security, an additional security of the liabilities of the Entity Acceding into the Debt and the Entity Taking Over the Debt has been established in the form of a warranty based on civil law provisions issued by Miroslaw Kranik and Ewelina Ligocka – Kranik and their voluntary declaration of submission to enforcement.

4.	The documents relating to the establishment of the above-mentioned security constitute an integral part hereof.

5.	The costs of adapting and updating the security in connection with this Agreement shall be borne by the Entity Taking Over the Debt.

§11

1.

This Agreement for taking over the debt and acceding into the debt does not constitute a novation, and the liabilities resulting from the loan agreement no. 13001049-18555- 039-1997 dated 30.12.1997 as amended, the loan agreement no. 13001049-18555- 037-1998 dated 04.12.1998 as amended and the loan agreement no. 13001049- 18555-18-2000 dated 11.10.2000 as amended shall not expire and the provisions of these agreements shall remain in force with respect to matters not regulated in this agreement.

2.	In matters not regulated in this agreement, the provisions of the Banking Law, the Civil Code, the Land and Mortgage Register Law and other applicable provisions of the Polish law shall apply.

§12

The Entity Taking Over the Debt shall pay to the Bank a commission of 0.1% of the combined principal amount of all debts taken over as defined in §7, clause 1, i.e. PLN 3,222.05 and USD 506.54. The commission is payable on the day of signing this agreement.

§13

All changes to this agreement shall be made in writing, otherwise null and void.

§14

The agreement has been executed in four identical counterparts, one for each party.

Corporate seal and signatures of persons acting on behalf of the Entity Taking Over the Debt FASHION SERVICE SP. Z O.O.
Chairman of the Management Board Miroslaw Kranik

Corporate seal and signatures of persons acting on behalf of the Bank
Management Board Member Blazej Kochanski
Management Board Member Robert Leszczewicz

Corporate seal of the persons acting on behalf of the Entity Acceding into the Debt SUNSET SUITS S.A.
Chairman of the Management Board Miroslaw Kranik